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                                                                  Exhibit 10.385

                                                               Loan No. 10025000

                                 PROMISSORY NOTE

$8,850,900.00

                                                               September 7, 2004

      FOR VALUE RECEIVED, INLAND WESTERN BETHLEHEM SAUCON VALLEY DST, a Delaware statutory trust, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, as maker hereunder (referred to herein as "BORROWER"), hereby unconditionally promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns, having an address at 911 Main Street, Suite 1500, Kansas City, Missouri 64105 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of EIGHT MILLION EIGHT HUNDRED FIFTY THOUSAND NINE HUNDRED AND NO/100 DOLLARS ($8,850,900.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender which is incorporated herein by reference (the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                                    ARTICLE 1
                                  PAYMENT TERMS

      Borrower agrees to pay interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. This Note shall be the "Note" as defined in the Loan Agreement.

                                    ARTICLE 2
                            DEFAULT AND ACCELERATION

      The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                                    ARTICLE 3
                                 LOAN DOCUMENTS

      This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

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                                    ARTICLE 4
                                 SAVINGS CLAUSE

      Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                                    ARTICLE 5
                                 NO ORAL CHANGE

      This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                                    ARTICLE 6
                                     WAIVERS

      Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a statutory trust, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the members comprising the company, and the term "Borrower," as used herein, shall include any alternate or successor company, but any predecessor company and its members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and

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directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such entity which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

                                    ARTICLE 7
                                    TRANSFER

      Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer except as provided in the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall from that date forward forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                                    ARTICLE 8
                                   EXCULPATION

      The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                                    ARTICLE 9
                                  GOVERNING LAW

      THIS NOTE SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND APPLICABLE FEDERAL LAWS.

                                   ARTICLE 10
                                     NOTICES

      All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

                                   ARTICLE 11
                             CONFESSION OF JUDGMENT

      BORROWER, TO THE EXTENT PERMITTED BY LAW, AND WITHOUT FURTHER CONSENT OF OR NOTICE TO BORROWER, HEREBY IRREVOCABLY AND UNCONDITIONALLY AUTHORIZES THE PROTHONOTARY, CLERK OF COURT, OR ANY ATTORNEY OR ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, OR ANY OTHER JURISDICTION, AS ATTORNEY FOR BORROWER, TO APPEAR FOR BORROWER IN SUCH COURT AND CONFESS JUDGMENT AGAINST

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BORROWER AND IN FAVOR OF LENDER, AND ITS SUCCESSORS AND ASSIGNS, AT ANY TIME
FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER FOR ALL OR ANY PORTION OF THE UNPAID BALANCE OF ALL PRINCIPAL INDEBTEDNESS HEREUNDER, TOGETHER WITH UNPAID INTEREST AND ATTORNEYS' FEES NOT TO EXCEED 10% OF THE UNPAID BALANCE OF SUCH INDEBTEDNESS, WITH COSTS OF SUIT AND RELEASE OF ALL ERRORS, AND WAIVER OF ANY RIGHT TO A STAY OF EXECUTION, FOR WHICH THIS AGREEMENT OR A VERIFIED COPY HEREOF SHALL BE SUFFICIENT WARRANT. THE AUTHORITY TO ENTER JUDGMENT SHALL NOT BE EXHAUSTED BY ONE EXERCISE HEREOF, BUT, TO THE EXTENT PERMITTED BY LAW, SHALL CONTINUE FROM TIME TO TIME UNTIL FULL PAYMENT OF ALL INDEBTEDNESS. THE FOREGOING RIGHT AND REMEDY IS IN ADDITION TO AND NOT IN LIEU OF ANY OTHER RIGHT OR REMEDY AVAILABLE TO LENDER UNDER THIS AGREEMENT OR OTHERWISE.

      BORROWER, BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING CONCERNING THE VALIDITY OF ANY AND ALL CLAIMS THAT MAY BE ASSERTED AGAINST BORROWER BY LENDER BEFORE A JUDGMENT CAN BE ENTERED HEREUNDER OR BEFORE EXECUTION MAY BE LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF EACH BORROWER, HEREBY WAIVES THESE RIGHTS AND AGREES AND CONSENTS TO JUDGMENT BEING ENTERED BY CONFESSION IN ACCORDANCE WITH THE TERMS HEREOF AND EXECUTION BEING LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF BORROWER, IN EACH CASE WITHOUT FIRST GIVING NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM OR CLAIMS UPON WHICH SUCH JUDGMENT IS ENTERED.


/s/ [ILLEGIBLE]
--------------------------
Borrower's initials


                         [NO FURTHER TEXT ON THIS PAGE]

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      IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                BORROWER:

                                INLAND WESTERN BETHLEHEM SAUCON
                                VALLEY DST, a Delaware statutory trust

                                By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, as Signatory Trustee

                                     By:   /s/ Valerie Medina
                                          ------------------
                                          Name:  Valerie Medina
                                          Title: Asst. Secretary

Pay to the order of ____________________________, without recourse.

                                KEYBANK NATIONAL ASSOCIATION, a
                                national banking association


                                By:
                                   ---------------------------------
                                Print Name:
                                           -------------------------
                                Print Title:
                                            ------------------------

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STATE OF Illinois

COUNTY OF Cook

      On this 3rd day of September, 2004, before me, Elizabeth Ann Irving, a Notary Public in and for said state, personally appeared Valerie Medina, who being by me duly sworn did say that she is the Asst Secretary of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, the Signatory Trustee of INLAND WESTERN BETHLEHEM SAUCON VALLEY DST, a Delaware statutory trust, and that the within instrument was signed and sealed in behalf of said corporation in behalf of said statutory trust by authority of its board of directors, and acknowledged said instrument to be the free act and deed of said corporation in behalf of said statutory trust for the purposes therein stated.

[Notarial Seal]                    /s/ Elizabeth Ann Irving
                                   ----------------------------------
                                   Print Name:
                                               ----------------------

My commission expires:
                      -----------------------------

                                           "OFFICIAL SEAL"
                                         ELIZABETH ANN IRVING
                                    NOTARY PUBLIC STATE OF ILLINOIS
                                   My Commission Expires 11/14/2004

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